William Blair 39th Annual Growth Stock Conference Michael Ruppert Executive Vice President and CFO Nelson Erickson Vice President, Strategy and Corporate Development June 5, 2019 © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisition described herein and to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Pioneering a next-generation aerospace and defense electronics company… • Proven high-tech commercial business model for A&D • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY18 Growth YoY: – 21% Revenue – 64% GAAP Net Income – 23% Adj. EBITDA – 25% Backlog • Ranked 27th on Fortune’s 2018 100 Fastest-Growing Companies • Defense industry’s highest Glassdoor employee ratings* …to address the industry's challenges and opportunities * Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 © 2019 Mercury Systems, Inc. 3

Investor highlights Proven management team with demonstrated track record Focus on Focus on fast-growing markets in aerospace and defense electronics 1 Core Markets Acquire New Expanded addressable market and moved up value chain 2 Capabilities Increase Internal High-tech R&D investment level for aerospace and defense electronics 3 R&D Spend Trusted Domestic Trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Unique Go To Solution sales and strategic account management 5 Market Model Scalable M&A Significant in-house origination, execution and integration capabilities 6 Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2019 Mercury Systems, Inc. 4

Mercury’s financial profile demonstrates our unique strategy



# of Companies
1,109
359
117
48
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $5B
LTM EBITDA Margin >20%
Revenue CAGR >10% 4-Year
LTM Revenue Growth >20%
TIER 2 DEFENSE INDEX
13%
4%
8%
mercury systems
23% Margin
29% Growth
38% Growth

Notes:

- LTM figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury’s Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- All other data per FactSet as of May 2, 2019. 4-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of May 2, 2019 and the comparable historical period. Mercury 4-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q3 2019 compared to the trailing four fiscal quarters ending fiscal Q3 2015.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss Wright, Ducommun, Elbit Systems, FireEye, FLIR Systems, Harris, HEICO, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L3 Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, United Technologies, Vectrus, Viasat, VSE, Woodward Aerospace.

© 2019 Mercury Systems, Inc.

5

The evolution of Mercury Systems

In millions, except percentage and per share data.

		FY 2014	Today	Change
Valuation	Market Capitalization[1,2,3]	$355	$3,796	11x
Valuation	Enterprise Value[1,2,3]	$307	$3,610	12x
Operational	Revenue[2]	$209	$631	3x
Operational	Adj. EBITDA[2] *% Margin*	$22 *11%*	$145 *23%*	7x *+1,200 bps*
Operational	Adj. EPS[2]	$0.38	$1.83	5x
Strategy	Number of Acquisitions[4]	N.A.	10	N.M.
Strategy	Capital Deployed[4]	N.A.	$704	N.M.

Notes
(1) Valuation for FY14 based on Company's 2014 10-K and stock price as of June 30, 2014; outstanding share count as of June 30, 2014. Valuation for FY19 based on FactSet as of May 30, 2019 including underwriting discount and prior to expenses and underwriters' option to purchase additional shares.
(2) Trailing four fiscal quarter periods ended June 30, 2014 and March 31, 2019, respectively. Operational figures are based on fiscal year results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.
(3) Pro forma for net borrowings to finance Athena and Syntonic acquisitions ($46mm, April 2019).
(4) Acquisitions completed and capital deployed in acquisitions FY14-FY19.

© 2019 Mercury Systems, Inc.

6

Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expanded MISSION PROCESSING addressable market MISSION PROCESSING SAFETY & SECURITY IP • Moved up the value chain SECURE STORAGE * SENSOR PROCESSING • SENSOR PROCESSING Model facilitates greater SENSOR PROCESSING customer outsourcing SENSOR PROCESSING DIGITIZATION • Accelerates customer DIGITIZATION * RF supply chain transformation * RF RF • Disintermediate traditional RF product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 7

We are deployed on 300+ programs with 25+ Primes



Aerospace & Defense Platform and Systems Electronics Content
C4I
Sensor & Effector Mission Systems
JLTV
WIN-T
KC-46
A330 MRTT
Aegis
F-16
Reaper/Gorgon Stare
Triton
Patriot
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

SNC Sierra Nevada Corporation
Raytheon
Northrop Grumman
DRS
BAE Systems
Airbus
SAIC
Lockheed Martin
L3 Technologies
General Atomics
Thales
Boeing
Harris

© 2019 Mercury Systems, Inc.

8

Six major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and greater outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation Address supply chain globalization and need for trust and assurance Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, North Korean threat, Middle East instability © 2019 Mercury Systems, Inc. 9

Expect a ~5% increase in FY20 Defense budget… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 20 11 (Base) Actual funding (Base) Actual funding (Base + OCO) $800 FY19 Administration Request (Base) FY19 Administration Request (Base + OCO) FY20 Administration Request (Base) FY20 Administration Request (Base + OCO) 742 $750 727 747 718 714 737 $700 685 722 671 707 701 $650 676 662 617 606 648 598 628 $600 581 617 564 558 545 $550 524 522 FY20 PB drop in base to Defense (Base + OCO) CAGR 2019 - 2024 1.7% 499 remain under BCA caps $500 2017 - 2024 3.0% 2015 - 2024 3.2% $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 and FY19 are estimated from enacted appropriations legislation Sources: FY20 PBR, CBO, CRS, OMB, FY19 DoD Green Book, House FY18 Concurrent Budget Resolution, FY18 & FY19 Defense Appropriations bills, RSAdvisors research & analysis …and low single-digit CAGR over longer term © 2019 Mercury Systems, Inc. 10

The A&D electronics systems market is over $125B annually

Our total addressable market is now ~$39B

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I ($23.0B*)			Sensor & Effector Mission Systems ($15.8B*)				
	Platform & Mission Mgmt	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2019 Market ($B)	**$26.3B** 5.7% '18-23 CAGR	**$39.7B** 5.2% '18-23 CAGR	**$17.6B** 5.7% '18-23 CAGR	**$8.8B** 5.1% '18-23 CAGR	**$9.8B** 5.8% '18-23 CAGR	**$12.1B** 5.2% '18-23 CAGR	**$4.5B** 5.7% '18-23 CAGR	**$6.2B** 7.7% '18-23 CAGR
2019 Tier 2* Market ($B)	**$6.7B** 6.5% '18-23 CAGR	**$8.1B** 6.2% '18-23 CAGR	**$8.2B** 5.8% '18-23 CAGR	**$4.5B** 5.2% '18-23 CAGR	**$5.1B** 6.2% '18-23 CAGR	**$1.9B** 6.5% '18-23 CAGR	**$1.2B** 6.5% '18-23 CAGR	**$3.1B** 8.1% '18-23 CAGR

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, October 2018. Numbers are rounded.

© 2019 Mercury Systems, Inc.

11

Our capabilities and growth dimensions are well-aligned… GROWTH DIMENSIONS • Growth in Defense spending • Defense Prime contractors Market outsourcing more • Defense Primes’ flight to Geography Customer quality suppliers • Supply chain delayering A&D Industry • Foreign military and international sales increasing Content Platform • Sensor & C4I modernization • Weapon systems readiness Program and modernization …with DoD investment priorities and overall industry trends © 2019 Mercury Systems, Inc. 12

Acquisitions and investments driving significant opportunity growth… • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >4.7x to $7.4B in 6 years Radar EW C4I EO/IR Weapons Other 9,000 • Significant Radar, EW, C4I, 8,000 EO/IR and weapons 5,835 7,428 opportunity pipeline 7,000 1,031 3,429 • Acquisitions brought new 6,000 538 Possible programs and capabilities 801 Pursuit 5,000 3,237 • Larger, more diversified, 4,000 1,568 Won program base reduces risk 4,191 3,000 • Content expansion driving 1,767 3,999 2,000 above average growth 1,593 Probable 1,000 Total • Outsourced integrated Pipeline 0 subsystems 62% of top 30 FY13 FY13-FY19 Increase FY19 program forecast life value …which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2019 Mercury Systems, Inc. 13

Business model built for speed, innovation and affordability… Traditional COTS Less Mercury Pre-integrated Product Integration Time Embedded Subsystem(s) I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T Less E Risk Proprietary Middleware Application-Ready G Software Toolkit R A T Operating System Open Middleware I Embedded Security O Vendor A Vendor B Vendor C Lower Safety-Certified N Initial Cost COTS COTS COTS Processor Hardware 36+ months Time 12 months Time to Market Lower to Market Lifecycle Cost Government Primes …as customers seek outsourced pre-integrated subsystems © 2019 Mercury Systems, Inc. 14

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading Conduit for Commercial Silicon Innovation SILICON SAFETY Highest Safety Design Into A&D Market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with Low Risk Integration, State-of-the-Art Investment Protection Cooling Technology …and domain expertise for secure sensor and mission processing © 2019 Mercury Systems, Inc. 15

Glassdoor current employee ratings

Validates strong leadership, destination employer and acquirer of choice status

	Mercury Systems	Glass Door Average[1]	Proxy Peer Group[2]	Tier 2 Defense Index[3]
Overall Rating	4.3	3.4	3.5	3.6
Culture & Values	4.3	3.4	3.5	3.5
Work-Life Balance	3.7	3.4	3.5	3.5
Senior Management	4.1	3.1	3.1	3.1
Compensation & Benefits	4.0	3.1	3.4	3.5
Career Opportunities	4.1	3.0	3.3	3.3
Recommend to Friend	86%	62%	63%	68%
CEO Approval	95%	70%	71%	77%
Positive Business Outlook	87%	49%	56%	58%

Notes:
Source: Glassdoor, Inc. Ratings as of May 1, 2019.
(1) Glassdoor average as of January 2019.
(2) PROXY PEER GROUP: ADTRAN, Inc., AeroVironment, Inc., Analogic Corp, Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Sparton Corp., Vicor Corp.
3) TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss Wright, Ducommun, Elbit Systems, FireEye, FLIR Systems, Harris, HEICO, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L3 Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, United Technologies, Vectrus, Viasat, VSE, Woodward Aerospace.

© 2019 Mercury Systems, Inc.
16

We have executed on a disciplined and focused M&A strategy 2019 Tier 2* Market ($B) & CY’18-23 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($23.0B*) Sensor & Effector Mission Systems ($15.8B*) Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $6.7B $8.1B $8.2B $4.5B $5.1B $1.9B $1.2B $3.1B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 17

Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2019 Mercury Systems, Inc. 18

Strategy and investments have positioned Mercury well • Proven high-tech commercial business model for Aerospace & Defense • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Captive Prime outsourcing large secular growth opportunity • Destination employer and acquirer of choice • Continued above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions © 2019 Mercury Systems, Inc. 19

Financial Overview Michael Ruppert Executive Vice President & CFO © 2019 Mercury Systems, Inc.

Mercury has delivered strong financial results



Revenue ($M)
38% LTM
24% CAGR
209
235
270
409
493
631
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19



GAAP Income ($M)
11% LTM
(4.1)
14.4
19.7
24.9
40.9
44.1
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19



GAAP EPS ($)
11% LTM
(0.13)
0.44
0.56
0.58
0.86
0.92
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19



Backlog ($M)
30% LTM
27% CAGR
174
208
288
357
447
558
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19



Adj. EBITDA ($M, %)
39% LTM
51% CAGR
22
44
57
94
115
145
11%
19%
21%
23%
23%
23%
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19



Adj. EPS ($)
44% LTM
39% CAGR
0.38
0.82
0.96
1.15
1.42
1.83
FY14
FY15
FY16
FY17
FY18
LTM Q3 FY19

Notes: For the fiscal years ended June 30 and trailing four fiscal quarters ended March 31, 2019. Backlog as reported in the Company's earnings announcement on April 30, 2019. Other figures as reported in appendix hereto. CAGR figures for the period FY2014-FY2018. LTM figures for the period LTM Q3 FY18-LTM Q3 FY19. See reconciliation of GAAP to non-GAAP financial measures tables in appendix hereto. Numbers are rounded. Per share data is presented on a fully diluted basis. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.

© 2019 Mercury Systems, Inc.

21

Market expansion strategy is working well Revenue and Growth by Market ($M) Radar EW C4I Weapons Other 700 • Continued growth in core 422 631 markets 600 59 55 500 • Expansion into adjacent 163 markets 400 300 80 • 209 64 Additional capabilities 200 drive content expansion 100 • Broader program and 0 customer base FY14 Increase by Market LTM Q3 FY19 Weapons Other 57 Radar • 111 Vastly larger addressable Other 9% 165 54 18% 26% market 26% Radar C4I 101 9 14 EW 48% C4I 4% Programs EW • Consistently driving above 46 172 126 market growth rates 22% 27% 20% Notes: For the fiscal year ended June 30, 2014 and trailing four fiscal quarters ended March 31, 2019. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2019 Mercury Systems, Inc. 22

Q3 FY19 vs. Q3 FY18 and LTM Q3 FY19 vs. LTM Q3 FY18

In $ millions, except percentage and per share data	Q3 FY18	Q3 FY19	Change	LTM Q3 FY18[1]	LTM Q3 FY19[1]	Change
Bookings	$150.4	$189.7	26%	$524.1	$713.3	36%
Book-to-Bill	1.29	1.09		1.15	1.13	
Backlog	$429.3	$558.2	30%	$429.3	$558.2	30%
Revenue	$116.3	$174.6	50%	$455.9	$630.6	38%
Organic Revenue Growth[2]	(6%)	31%		12%	16%	
GAAP Net Income	$3.7	$14.1	282%	$39.6	$44.1	11%
Effective Tax Rate	37.4%	27.5%				
GAAP EPS	$0.08	$0.29	263%	$0.84	$0.92	11%
Weighted Average Diluted Shares	47.5	48.0				
Adjusted EPS[3]	$0.30	$0.50	67%	$1.27	$1.83	44%
Adj. EBITDA[3]	$25.1	$38.8	55%	$104.6	$145.1	39%
% of Revenue	21.6%	22.2%		22.9%	23.0%	
Operating Cash Flow	$0.9	$26.2	30x	$27.4	$97.2	3x
Free Cash Flow[3]	($2.6)	$19.2	N.A.	$10.3	$75.3	6x

Notes:
(1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
(2) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(3) Non-GAAP, see reconciliation table.

© 2019 Mercury Systems, Inc.

23

Capitalization (at March 31, 2019) As Adjusted As Further Actual Acquisition Offering In $ millions(1) for Athena & Adjusted for 3/31/19 Adjustments (2) Adjustments (3) Syntonic the Offering Cash and cash equivalents 112.5 2.9 115.4 130.2 245.6 Long-term debt, including 276.5 48.0 324.5 (324.5) - current portion Total shareholders’ equity 812.4 - 812.4 454.7 1,267.1 Net Debt / (Cash) 164.0 45.1 209.1 (454.7) (245.6) Notes: (1) Numbers are rounded. (2) Reflects the borrowings on the Company’s revolving credit facility in April 2019 to fund the acquisitions of The Athena Group, Inc., and Syntonic Microwave, LLC, on April 18, 2019. Also reflects cash acquired in those acquisitions. (3) The number of shares of common stock outstanding as adjusted is based on the number of shares of common stock outstanding as of April 30, 2019, and the issuance of shares of common stock in the May 2019 offering, including the exercise of the underwriters’ option to purchase additional shares. © 2019 Mercury Systems, Inc. 24

FY19 annual guidance (as of 4/30/19) In $ millions, except percentage and per share data FY18(1) FY19(2) Change Revenue $493.2 $642.0 - $651.0 30% - 32% Gross Margin 45.8% 43.3% - 43.5% (2.5) - (2.3) pts Operating Expenses $178.9 $203.4 - $205.9 14% - 15% GAAP Net Income $40.9 $45.2 - $47.4 11% - 16% Effective tax rate(3) 4% 28% GAAP EPS $0.86 $0.95 - $0.99 11% - 15% Weighted-average diluted shares outstanding 47.5 47.9 Adjusted EPS(4) $1.42 $1.79 - $1.83 26% - 29% Adj. EBITDA(4) $114.6 $141.5 - $144.5 24% - 26% % of revenue 23.2% 22.0% - 22.2% Notes: (1) FY18 figures are as reported in the Company’s earnings release dated July 31, 2018. (2) The guidance included herein is from the Company’s earnings release dated April 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 25

Mercury recent acquisition history Expansion Closing Purchase Ending Company Primary Theme Date Price ($mm) Debt Balance Funding Security Dec-2015 $ 10 $ 0 Cash on Hand (1) Weapons, EW, Term Loan May-2016 $ 300 - Security Cash on Hand April 2016 ($ 93) $ 200 Equity Offering Equity Offering Platform/Mission, Nov-2016 $ 39 $ 190 Cash on Hand Comm’s January 2017 ($ 216) $ 0(2) Equity Offering Equity Offering EW, Apr-2017 $ 41 $ 0(2) Cash on Hand Space Platform/Mission Jul-2017 $ 6 $ 0 Cash on Hand C2I, Feb-2018 $ 180 $ 195 Revolver Comm’s C2I, Jul-2018 $ 45 $ 240 Revolver Acoustics Platform/Mission Jan-2019 $ 37 $ 277 Revolver Security Apr-2019 $ 46 $ 325 Revolver EW Apr-2019 May 2019 ($ 455) $ 0(3) Equity Offering Equity Offering Source: Company filings, Company investor presentations Total Capital Deployed: $ 704 (1) Represents carve-out acquisition from Microsemi Corp. (2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan. (3) Reflects repayment of debt with proceeds from the May 2019 common stock offering. © 2019 Mercury Systems, Inc. 26

Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase EBITDA • Program production mix margins to high end • Operational improvements of target model 32% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 11% • Increased market share Supplement • Large pipeline of targets with • Reloading balance sheet strategic • Revolver with attractive terms M&A <5% • Identify, execute, integrate Poised to remain in the top 5% © 2019 Mercury Systems, Inc. 27

Summary • Strategy driving sustained growth and profitability above industry average • Raised and deployed capital creating significant shareholder value • Invested in infrastructure and developed core competencies to scale • Poised for continued organic and inorganic growth, margin expansion • Well-positioned for future M&A with strong pipeline of opportunities © 2019 Mercury Systems, Inc. 28

Appendix © 2019 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 ASSETS Cash & cash equivalents $44.2 $66.5 $72.9 $93.9 $112.5 Accounts receivable, net 141.6 143.8 153.9 168.3 170.7 Inventory, net 117.1 108.6 121.2 126.4 131.7 PP&E, net 51.3 51.0 50.8 53.1 55.9 Goodwill and intangibles, net 685.7 675.3 704.2 696.3 724.3 Other 17.0 19.3 24.0 18.6 17.3 TOTAL ASSETS $1,056.9 $1,064.5 $1,127.0 $1,156.6 $1,212.4 LIABILITIES AND S/E AP and accrued expenses $69.8 $59.1 $61.2 $70.7 $83.1 Other liabilities 36.3 38.5 49.2 49.9 40.4 Debt(2)(3) 195.0 195.0 240.0 240.0 276.5 Total liabilities 301.1 292.6 350.4 360.6 400.0 Stockholders' equity 755.8 771.9 776.6 796.1 812.4 TOTAL LIABILITIES AND S/E $1,056.9 $1,064.5 $1,127.0 $1,156.6 $1,212.4 Notes: (1) Rounded amounts used. (2) On January 29, 2019 (in Q3 FY19), Mercury acquired GECO Avionics, LLC, and borrowed $36.5 million on its revolving credit facility to fund the acquisition. (3) On April 18, 2019 (in Q4 FY19), Mercury acquired The Athena Group, Inc., and Syntonic Microwave LLC, and borrowed $46.0 million, net, on its existing revolving credit facility to fund the acquisitions. © 2019 Mercury Systems, Inc. 30

Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 Net Income $3.7 $10.1 $7.5 $12.4 $14.1 Depreciation and amortization 11.4 12.0 11.5 11.7 11.6 Other non-cash items, net 3.3 5.1 5.5 4.6 6.3 Change in Working Capital Accounts receivable, unbilled receivables, and (10.6) (2.9) (5.9) (15.0) (1.2) costs in excess of billings Inventory (2.5) 8.7 (4.6) (4.9) (4.0) Accounts payable and accrued expenses (8.7) (8.2) (2.0) 9.2 8.0 Other 4.2 0.8 8.0 7.3 (8.6) Changes in Operating Assets and Liabilities (17.5) (1.6) (4.5) (3.4) (5.8) Operating Cash Flow 0.9 25.6 20.0 25.3 26.2 Capital expenditures (3.5) (4.0) (3.7) (7.1) (7.1) Free Cash Flow(2) $(2.6) $21.6 $16.3 $18.2 $19.2 Free Cash Flow(2) / Adjusted EBITDA(2) N.A. 57% 52% 49% 49% Free Cash Flow(2) / GAAP Net Income N.A. 214% 218% 147% 136% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 31

Adjusted EPS reconciliation (In thousands, except per share data) FY14 FY15 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 (Loss) Earnings per share(1) $ (0.13) $ 0.44 $ 0.56 $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.26 $ 0.29 Net (Loss) Income $ (4,072) $ 14,429 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 12,383 $ 14,109 Amortization of intangible assets 7,328 7,008 8,842 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 6,939 6,786 Restructuring and other charges 5,443 3,175 1,240 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 23 46 Impairment of long-lived assets - - 231 - - - - - - - - - - - - - Acquisition and financing costs - 451 4,701 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 762 787 Fair value adjustments from purchase accounting - - 1,384 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - 93 Litigation and settlement expense (income), net - - (1,925) - 100 - 17 117 - - - - - - 179 146 Stock-based and other non-cash compensation expense 8,999 8,640 9,574 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,338 4,914 Impact to income taxes (5,773) (6,733) (9,975) (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (3,009) (2,850) Adjusted income $ 11,925 $ 26,970 $ 33,814 $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 22,615 $ 24,031 Adjusted earnings per share(1) $ 0.38 $ 0.82 $ 0.96 $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.47 $ 0.50 Weighted-average shares outstanding: Basic 31,000 32,114 34,241 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 47,189 47,258 Diluted 31,000 32,939 35,097 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,705 47,958 Notes: (1) Per share information is presented on a fully diluted basis. © 2019 Mercury Systems, Inc. 32

Adjusted EBITDA reconciliation

(In thousands)	FY14	FY15	FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY18	Q1 FY19	Q2 FY19	Q3 FY19
Net (Loss) Income	**$ (4,072)**	**$14,429**	**$19,742**	**$ 3,819**	**$ 5,204**	**$ 7,048**	**$ 8,804**	**$24,875**	**$17,953**	**$ 9,133**	**$ 3,696**	**$10,101**	**$ 40,883**	**$ 7,479**	**$12,383**	**$14,109**
Other non-operating adjustments, net[1]	(1,532)	(786)	(1,137)	(732)	(129)	(378)	(107)	(1,346)	222	(326)	(694)	3	(795)	365	(18)	(502)
Interest expense (income), net	40	13	1,041	1,782	1,888	1,756	1,680	7,106	(16)	104	999	1,731	2,818	2,193	2,125	2,268
Income Taxes	(1,841)	4,366	5,544	(1,259)	1,779	3,170	2,503	6,193	(8,381)	1,335	2,209	6,527	1,690	3,129	4,483	5,357
Depreciation	7,625	6,332	6,900	2,718	2,966	3,233	3,672	12,589	3,700	3,775	4,277	4,521	16,273	4,365	4,769	4,790
Amortization of intangible assets	7,328	7,008	8,842	4,602	4,888	4,732	5,458	19,680	5,637	5,827	7,104	7,436	26,004	7,181	6,939	6,786
Restructuring and other charges	5,443	3,175	1,240	297	69	459	1,127	1,952	95	313	1,384	1,367	3,159	504	23	46
Impairment of long-lived assets	-	-	231	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition and financing costs	-	451	4,701	553	1,114	569	153	2,389	854	1,366	1,909	799	4,928	1,043	762	787
Fair value adjustments from purchase accounting	-	-	1,384	2,077	870	270	462	3,679	509	84	539	860	1,992	620	-	93
Litigation and settlement expense (income), net	-	-	(1,925)	-	100	-	17	117	-	-	-	-	-	-	179	146
Stock-based and other non-cash compensation expense	8,999	8,640	9,574	3,632	4,093	3,715	3,901	15,341	4,696	4,941	3,669	4,309	17,615	4,743	5,338	4,914
Adjusted EBITDA	**$21,990**	**$43,628**	**$56,137**	**$17,489**	**$22,842**	**$24,574**	**$27,670**	**$92,575**	**$25,269**	**$26,552**	**$25,092**	**$37,654**	**$114,567**	**$31,622**	**$36,983**	**$38,794**

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

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Free cash flow reconciliation (In thousands) FY14 FY15 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Cash flows from operations $ 14,241 $ 32,207 $ 36,940 $ 10,283 $ 14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 $ 25,301 $ 26,218 Capital expenditures (6,701) (5,984) (7,885) (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) (7,075) (7,060) Free cash flow $ 7,540 $ 26,223 $ 29,055 $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 $ 18,226 $ 19,158 © 2019 Mercury Systems, Inc. 34

Organic revenue reconciliation (In millions) FY14 FY15 FY16 FY17 FY18 LTM Q3 FY19 Organic Revenue(1) $ 208.7 $ 234.8 $ 253.5 $ 277.7 $ 433.4 $ 517.3 Acquired Revenue(2) - - 16.6 130.9 59.8 113.4 Net revenues $ 208.7 $ 234.8 $ 270.2 $ 408.6 $ 493.2 $ 630.6 Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Acquired revenue for all preceding periods presented has not been recast for comparative purposes. © 2019 Mercury Systems, Inc. 35

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EDM**	Engineering Data Management	**MRTT**	Multi Role Tanker Transport
AESA	Active Electronically Scanned Array	**EM**	Electromagnetic	**O&M**	Operations & Maintenance
AMC	Advanced Microelectronics Center	**EO/IR**	Electro-optical / Infrared	**OpenVPX**	System-level specification for VPX, initiated by Mercury
BCA	Budget Control Act	**EW**	Electronic Warfare	**PBR**	President's Budget Request
C2I	Command, Control & Intelligence	**FMS**	Foreign Military Sales	**PGK**	Precision Guidance Kit
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**GAM**	Global Account Manager	**RF**	Radio Frequency
CBO	Congressional Budget Office	**HEL**	High Energy Laser	**RoW**	Rest of World
COTS	Commercial off-the Shelf	**HPM**	High Power Microwave	**SEWIP**	Surface Electronic Warfare Improvement Program
CRS	Congressional Research Service	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**IRAD**	Internal Research And Development	**SM**	Standard Missile
DFARS	Defense Federal Acquisition Regulation Supplement	**JLTV**	Joint Light Tactical Vehicle	**SWaP**	Size Weight and Power
DMEA	Defense Microelectronics Activity	**LRU**	Line Replaceable Unit	**TAM**	Total Addressable Market
DRFM	Digital Radio Frequency Memory	**MALD**	Miniature Air Launched Decoy	**USMO**	US Manufacturing Operations
EA	Electronic Attack	**MMA**	Multimission Maritime Aircraft	**WIN-T**	Warfighter Information Network-Tactical

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